UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2009

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2009, the Compensation Committee of the Board of Directors of Alliance Data Systems Corporation (the "Company"), and on February 17, 2009, the Board of Directors of the Company, approved long-term equity incentive compensation awards for the Company’s Executive Committee of management and Senior Leadership Team, and such awards were granted on February 23, 2009. The long-term equity incentive compensation awards consist of performance-based restricted stock units and were made pursuant to the Company’s 2005 Long Term Incentive Plan. The performance restriction on the awards will lapse upon determination by the Board or the Compensation Committee of the Board that the Company’s cash earnings per share ("EPS") growth for the period from January 1, 2009 to December 31, 2009 met certain pre-defined vesting criteria. Upon such determination, the performance restriction will lapse with respect to 33% of the award on February 23, 2010, and the remaining restriction will lapse with respect to an additional 33% of the award on February 23, 2011 and with respect to the final 34% of the award on February 23, 2012 (each such date a "Vesting Date") provided that the Participant is employed by the Company on each such Vesting Date. If the Participant ceases to be employed by the Company at any time prior to a Vesting Date, any and all unvested performance-based restricted stock units shall automatically be forfeited upon such cessation of service. The awards have a 10% cash EPS growth threshold to achieve 50% of the target award, which then increases on a fixed scale with up to 100% of the target award obtained by achieving 17% cash EPS growth.

The total target number of performance-based restricted stock units, which may be adjusted downwards based on the Company’s performance as described, granted to the Company’s chief executive officer, chief financial officer and next three most highly compensated executive officers are as follows:

J. Michael Parks, Chief Executive Officer and Chairman: To be determined*
Edward J. Heffernan, EVP and Chief Financial Officer: 60,000
John W. Scullion, President and Chief Operating Officer: -
Ivan M. Szeftel, EVP and President, Retail Credit Services: 45,000
Dwayne H. Tucker, EVP, Human Resources and President, Transaction Services: 20,000

* The Board of Directors intends to grant restricted stock units to Mr. Parks; however, the exact amount will not be determined until the Company's recently announced executive succession transition is implemented on March 1, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Form of Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2009 grant).
99.2 Form of Canadian Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2009 grant).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

February 25, 2009	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Form of Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2009 grant).
99.2	Form of Canadian Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2009 grant).